                     U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                August 31, 1999
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)


                               Pontotoc Production, Inc.
               -----------------------------------------------------
                Exact Name of Registrant as Specified in its Charter


         Nevada                        0-21313               84-1349552
---------------------------        ---------------     ----------------------
State or Other Jurisdiction        Commission File     IRS Employer Identifi-
of Incorporation                   Number              cation Number


                       808 E. Main, Ada, Oklahoma 74820
           ----------------------------------------------------------
           Address of Principal Executive Offices, Including Zip Code


                                  (580) 436-6100
               ---------------------------------------------------
                Registrant's Telephone Number, Including Area Code

ITEM 5.  OTHER EVENTS.

     During the two month period from June 30, 1999, the date of the Company's latest Form 10-QSB, through August 31, 1999, the Company received $330,000 from the exercise of its common stock purchase warrants. As a result of the proceeds received from the exercise of the warrants, the Company believes that its net tangible assets have increased to the level required to meet the requirements for listing on the NASDAQ Small Cap Market. Therefore, the Company has prepared interim financials as of August 31, 1999, for inclusion in this Form 8-K, in connection with the Company's application for listing on the NASDAQ Small Cap Market.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial statements for Pontotoc Production, Inc.:

                                                                 PAGE

          Condensed Balance Sheet as of August 31, 1999
          (Unaudited) ..........................................  F-1

          Condensed Statements of Earnings for the Five
          Months Ended August 31, 1999 (Unaudited) .............  F-2

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     PONTOTOC PRODUCTION, INC.


Dated: September 14, 1999            By:/s/ James Robby Robson
                                        James Robby Robson, Jr., President

                          PONTOTOC PRODUCTION, INC.
                               BALANCE SHEET
                                (Unaudited)

                              August 31, 1999
          ASSETS

CURRENT ASSETS
  Cash and cash equivalents                             $  890,628
  Trading securities                                         2,188
  Accounts receivable (net)                                444,833
  Other current assets                                      29,567
                                                        ----------
          Total Current Assets                           1,367,216

PROPERTY AND EQUIPMENT-COST, net                           437,416

OIL AND GAS PROPERTIES-COST, net                         5,088,146

NOTE RECEIVABLE-AFFILIATE                                   65,500

OTHER                                                      101,171
                                                        ----------
                                                        $7,059,449
                                                        ==========

          LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                      $   64,780
  Accrued and other current liabilities                     12,457
  Income taxes payable                                     228,930
  Deferred income taxes                                     74,493
  Current portion of long-term debt                      1,792,070
  Other                                                          0
                                                        ----------

          Total Current Liabilities                      2,172,730

LONG-TERM DEBT, Less Current Maturities                     26,252

DEFERRED INCOME TAXES                                      453,723

COMMITMENTS AND CONTINGENCIES                                    0

STOCKHOLDERS' EQUITY
  Common Stock - $.0001 Par Value; Authorized -
   100,000,000 shares; issued and outstanding -
   4,769,513                                                   477
  Additional paid-in earnings                            2,454,596
  Retained earnings                                      1,951,671
                                                        ----------
                                                         4,406,744
                                                        ----------
                                                        $7,059,449
                                                        ==========

See accountant's compilation report.

                                    F-1
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
                         PONTOTOC PRODUCTION, INC.
                          STATEMENT OF EARNINGS
                                (Unaudited)

                  Five Month Period Ended August 31, 1999

Operating revenues
  Oil and gas sales                                     $1,659,278
  Well supervision fees and overhead reimbursements         41,372
  Other                                                          0
                                                        ----------
                                                         1,700,650

Operating costs and expenses
  Production                                               705,761
  Depreciation, depletion and amortization                 125,060
  General, administrative and other                        142,301
                                                        ----------
                                                           973,122

     Earnings from operations                              727,528

Other income                                                94,998
Interest expense                                           (59,422)
                                                        ----------
     Earnings before income taxes                          763,104

Provision for income taxes                                 228,930
                                                        ----------
     Net Earnings                                       $  534,174
                                                        ==========

Basic and diluted earnings per share                          0.11

Weighted average shares outstanding, basic and diluted   4,769,513
                                                        ==========


















See accountant's compilation report.

                                    F-2